SCHWAB CAPITAL TRUST

211 Main Street

San Francisco, CA 94105

July 10, 2012

Dear Shareholder:

Enclosed is some important information concerning your investment in Schwab Premier Equity Fund (the “Premier Equity Fund”). We wish to inform you that the Board of Trustees of the Schwab Capital Trust (the “Trust”), after careful consideration, has approved the reorganization of the Premier Equity Fund into Schwab Core Equity Fund, another fund of the Trust that has similar investment goals and strategies (the “Core Equity Fund” and, together with the Premier Equity Fund, the “Funds”).

A Special Meeting of Shareholders (the “Meeting”) of the Premier Equity Fund has been scheduled for 9:00 a.m. Pacific Time on September 5, 2012 to vote on the reorganization. If you are a shareholder of record as of the close of business on June 21, 2012, you are entitled to vote at the Meeting and at any adjournment or postponement of the Meeting.

The attached combined Prospectus/Proxy Statement is designed to give you information relating to the proposal upon which you will be asked to vote. The Board of Trustees of the Trust is recommending that you approve the reorganization. We believe that this combination will benefit shareholders as follows:

•

The reorganization will combine a smaller fund into a larger fund. Shareholders could potentially benefit by the growth in assets realized by the combination of the Funds because the Core Equity Fund can potentially take advantage of the benefits of any future economies of scale, including the ability to spread certain fixed costs across a larger asset base.

•

The reorganization is intended to be tax-free to the Premier Equity Fund and the Core Equity Fund and to shareholders and every effort will be made to accomplish the reorganization in such a manner as to not dilute your investment.

•	The Funds pursue the same investment objectives, possess substantially similar investment strategies and are managed by the same investment adviser, providing for continuity of investment management.

•	The contractual advisory fee rate payable by the Core Equity Fund is substantially lower than that currently payable by the Premier Equity Fund.

Assuming approval of the reorganization, following the close of business on September 7, 2012, the Premier Equity Fund will be reorganized into the Core Equity Fund such that each shareholder of the Premier Equity Fund will receive an amount of shares of the Core Equity Fund equal in value to the shares of the Premier Equity Fund owned by such holder at the time of the closing of the reorganization. We encourage you to support the Trustees’ recommendation to approve the proposal. Before you vote, however, please read the full text of the combined Prospectus/Proxy Statement.

While you are welcome to join us at the Meeting, most shareholders are likely to cast their votes by filling out and signing the enclosed Proxy Card. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You may also vote by telephone or through the Internet as described on the enclosed Proxy Card. By voting promptly, you can help avoid additional follow-up mailings and solicitations.

Your vote is important to us. Please do not hesitate to call 1-800-290-6424 if you have any questions. Thank you for taking the time to consider this important proposal and for your investment in the Premier Equity Fund.

Sincerely,
Marie Chandoha President and Chief Executive Officer

SCHWAB CAPITAL TRUST

SCHWAB PREMIER EQUITY FUND

211 Main Street

San Francisco, CA 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

July 10, 2012

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders of Schwab Premier Equity Fund (the “Fund”) will be held on September 5, 2012, at 9:00 a.m. Pacific Time (the “Meeting”). The Meeting will be held at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California, 94105, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization by and between Schwab Capital Trust (the “Trust”), on behalf of the Fund, and the Trust, on behalf of Schwab Core Equity Fund (“Core Equity Fund”), another series of the Trust, which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Fund to the Core Equity Fund in exchange for shares of the Core Equity Fund; and (2) the distribution of the shares of the Core Equity Fund to the shareholders of the Fund in liquidation of the Fund, as described in the attached Prospectus/Proxy Statement.

2.	To transact such other business as may properly come before the Meeting.

Only shareholders of record at the close of business on June 21, 2012, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. All record date shareholders are invited to attend the Meeting in-person. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet. Shareholders are encouraged to vote their shares by telephone or through the Internet to reduce the time and costs associated with this proxy solicitation. Please see your proxy card(s) for more information and instructions on how to vote.

By Order of the Board of Trustees,

Marie Chandoha

President of the Funds

YOUR VOTE IS IMPORTANT

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY

CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE BY TELEPHONE

OR INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

For proxy information, please call: 1-800-290-6424

SCHWAB CAPITAL TRUST

211 Main Street

San Francisco, CA 94105

(800) 435-4000

PROSPECTUS/PROXY STATEMENT

July 10, 2012

Acquisition of the assets and liabilities of:	By and in exchange for shares of:

Schwab Premier Equity Fund (SWPSX) A series of Schwab Capital Trust 211 Main Street San Francisco, CA 94105	Schwab Core Equity Fund (SWANX) A series of Schwab Capital Trust 211 Main Street San Francisco, CA 94105

This Prospectus/Proxy Statement is being furnished to shareholders of Schwab Premier Equity Fund (the “Premier Equity Fund”), a series of Schwab Capital Trust (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board of Trustees of the Trust (the “Board”). Under the Plan, shareholders of the Premier Equity Fund will receive shares of Schwab Core Equity Fund (the “Core Equity Fund” and, together with the Premier Equity Fund, the “Funds”), another series of the Trust, equal in aggregate value to the aggregate value of the assets transferred by the Premier Equity Fund to the Core Equity Fund less the liabilities of the Premier Equity Fund that are assumed by the Core Equity Fund, as of the closing date of the reorganization (the “Reorganization”). After the Reorganization is complete, the Premier Equity Fund will be terminated. The Reorganization is expected to be completed after market close on or about September 7, 2012 (the “Closing Date”), such that shareholders of the Premier Equity Fund will become shareholders of the Core Equity Fund on or about September 10, 2012.

The Board believes that the Reorganization is in the best interest of the Premier Equity Fund and its shareholders and that the interests of the Premier Equity Fund’s shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Premier Equity Fund and its shareholders.

The Premier Equity Fund and the Core Equity Fund are each a series of the Trust, which is a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust currently consists of 35 separate series, including the Premier Equity Fund and the Core Equity Fund. Charles Schwab Investment Management, Inc. (“CSIM”) currently serves as the investment adviser to both the Premier Equity Fund and the Core Equity Fund and will continue to serve as the investment adviser of the Core Equity Fund following the Reorganization. The investment objective of both the Premier Equity Fund and the Core Equity Fund is to seek long-term capital growth.

This Prospectus/Proxy Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the Premier Equity Fund, the Core Equity Fund and the Reorganization. This Prospectus/Proxy Statement and the enclosures are being mailed to shareholders on or about July 11, 2012.

A Statement of Additional Information, dated July 10, 2012, relating to this Prospectus/Proxy Statement and the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement, which means it is considered legally a part of this Prospectus/Proxy Statement.

Additional information relating to the Premier Equity Fund and Core Equity Fund is contained in the Statement of Additional Information (“SAI”) for the Funds dated February 28, 2012, as supplemented, and in the combined Annual Report to Shareholders of the Funds for the fiscal year ended October 31, 2011. The SAI and the combined Annual Report have been filed with the SEC and are incorporated by reference herein as appropriate. The Premier Equity Fund’s Annual Report has previously been delivered to the Fund’s shareholders.

For a free copy of any of the documents described above, you may call 1-866-435-4000, or you may write to the Funds at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain these documents by accessing the Internet site for the Trust at schwabfunds.com. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC or the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604 and the SEC’s New York Regional Office located at 3 World Financial Center, Suite 400, New York, NY 10281-1022 (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. SYNOPSIS

The following Synopsis provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization including the primary features and consequences of the reorganization of the Premier Equity Fund into the Core Equity Fund. It may not contain all of the information that is important to you. To better understand the Reorganization, you should read the accompanying Prospectus/Proxy Statement and the Plan, which is attached to the accompanying Prospectus/Proxy Statement as Appendix A.

The following Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in the accompanying Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the Plan.

Q.	What transaction is being proposed?

A.	As more fully explained in the Prospectus/Proxy Statement, the Board of the Premier Equity Fund is seeking approval of the reorganization of the Premier Equity Fund with and into the Core Equity Fund. You are receiving this Prospectus/Proxy Statement because you are a shareholder of the Premier Equity Fund and will be impacted by the Reorganization.

If shareholders of the Premier Equity Fund approve the proposed reorganization, all or substantially all of the assets of the Premier Equity Fund will be transferred to the Core Equity Fund solely in exchange for shares of the Core Equity Fund with a value approximately equal to the value of the Premier Equity Fund’s assets net of liabilities, and the assumption by the Core Equity Fund of all liabilities of the Premier Equity Fund. Immediately following the transfer, the shares of the Core Equity Fund received by the Premier Equity Fund will be distributed pro rata to the Premier Equity Fund shareholders of record as of the Closing Date (on or about September 7, 2012). As a result, after the Reorganization is completed, you will become a shareholder of the Core Equity Fund and the Premier Equity Fund will be terminated.

Q.	Who is eligible to vote?

A.	Shareholders of record of the Premier Equity Fund as of June 21, 2012 (the “Record Date”) are entitled to notice of and to vote at the shareholder meeting or at any adjournment thereof. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold as of the Record Date.

Q.	How do the Funds’ investment objectives, strategies, and risks compare?

A.	The Funds have the same investment objective. The principal investment strategies are substantially similar with a slight variance relating to the market capitalization ranges each Fund can invest in. The principal risks of the Funds are substantially similar as well, with the only difference in the level of risk related to the Premier Equity Fund’s ability to invest in small-capitalization securities.

Further information comparing the investment objective, strategies, and risks of the Funds is included below under “Summary of Funds.”

Q.	How do the Funds’ expenses compare?

A.	The types of expenses currently paid by the Premier Equity Fund are the same types of expenses paid by the Core Equity Fund. Currently, the Funds are party to the same investment advisory agreement with CSIM, the investment adviser to the Funds, but each pays a different investment advisory fee rate. For managing the Premier Equity Fund and the Core Equity Fund, CSIM is entitled to receive a monthly management fee at an annual percentage rate equal to 0.73% and 0.47%, respectively, of each Fund’s average daily net assets. Upon consummation of the Reorganization, the investment advisory fee paid to CSIM with respect to the Core Equity Fund will remain the same at 0.47%.

The Core Equity Fund’s total and net operating expenses are currently lower than the Premier Equity Fund’s total and net operating expenses and are expected to be lower than the Premier Equity Fund’s total and net operating expenses on a pro forma combined basis after the Reorganization. Pro forma fee, expense, and financial information is included in this Prospectus/Proxy Statement.

Q.	How will the Reorganization affect my account?

A.	Your Premier Equity Fund shares are expected to be exchanged for an equivalent dollar amount of Core Equity Fund shares. Your account registration and account options will remain the same unless you change them. The exchange is intended to be on a tax-free basis for federal income tax purposes and therefore it is intended that your aggregate tax basis for federal income tax purposes in the account will remain the same.

Q.	Will the value of my investment change as a result of the Reorganization?

A.	No. Although the aggregate value of your investment will not change as a result of the Reorganization, the number of shares you own will likely change. The reason for this potential change is that your Premier Equity Fund shares will be exchanged for Core Equity Fund shares at the net asset value per share of the Core Equity Fund, which will likely differ from the net asset value per share of the Premier Equity Fund.

Q.	Who will pay the costs associated with obtaining shareholder approval of the Reorganization?

A.	The expenses associated with obtaining shareholder approval of the Reorganization, including the cost of hiring a proxy solicitation firm to request and record shareholders’ votes and the cost of printing and mailing this Prospectus/Proxy Statement, will be shared by CSIM and the Premier Equity Fund. CSIM has agreed to pay a portion of the expenses incurred in connection with the Reorganization up to $100,000. Any expenses incurred that exceed $100,000 will be paid by the Premier Equity Fund and will be considered an extraordinary fund expense and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for the Premier Equity Fund.

Q.	When is the Reorganization expected to occur?

A.	If approved by shareholders of the Premier Equity Fund it is anticipated that the Reorganization will occur on or around September 7, 2012. Shortly after completion of the Reorganization, affected shareholders will receive a confirmation statement reflecting their new Fund account number and number of shares owned.

Q.	How does the Board of Trustees recommend that I vote on the proposal?

A.	The Board recommends that shareholders vote “FOR” the proposed Reorganization. The Board believes that it is in shareholders’ best interests to reorganize the Premier Equity Fund into the Core Equity Fund as it will allow current Premier Equity Fund shareholders to pursue substantially similar investment objectives and strategies, but as part of a larger fund with greater investment flexibility and lower expenses. The specific factors considered by the Board in approving the Reorganization and recommending that you approve the proposal are discussed in more detail in the Prospectus/Proxy Statement.

Q.	How do I vote my shares?

A.	You can vote in any one of four ways:

Internet:	Please follow the instructions on the enclosed proxy card(s) or the Notice of the shareholder meeting.
Telephone:	Please call the number on the enclosed proxy card(s) or the Notice of the shareholder meeting.
Mail:	Please sign and date the enclosed proxy card(s) and return it to the address shown on the card.
In person:	At the shareholder meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please take the time to read the Prospectus/Proxy Statement thoroughly before you vote.

Proxy cards that are properly signed, dated and received at or prior to the shareholder meeting will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the proposal, your shares will be voted by the proxies “FOR” the Reorganization.

Q.	Will there be any federal income tax consequences as a result of the Reorganization?

A.	The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes (under Section 368 of the Internal Revenue Code of 1986, as amended). Assuming the Reorganization qualifies for such treatment, shareholders should not recognize any taxable gain or loss as a direct result of the Reorganization for federal income tax purposes. As a result of the Reorganization, however, the Premier Equity Fund and/or the Core Equity Fund may lose the ability to utilize a portion of realized capital losses that might have been used to offset or defer gains on sales of portfolio securities under some circumstances. As a condition to the closing of the Reorganization, the Premier Equity Fund and the Core Equity Fund will receive an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Such opinion will be subject to receipt of and based on certain representations from the Funds. Opinions of legal counsel are not binding on the Internal Revenue Service or the courts. If you choose to redeem or exchange your shares before or after the Reorganization, you may realize a taxable gain or loss; therefore, you should separately consider any state, local and other tax consequences in consultation with your tax advisor. In addition, prior to the Closing Date you may receive a distribution of ordinary income or capital gains for the Premier Equity Fund.

Q.	What happens if the Reorganization is not approved by shareholders?

A.	If the Reorganization is not approved by shareholders, then the Premier Equity Fund will remain in existence, and the Trustees will consider what, if any, further action to take, including the possible liquidation of the Premier Equity Fund.

II. SUMMARY OF FUNDS

A.	Investment Objective

The Premier Equity Fund and the Core Equity Fund have the same investment objective: to seek long-term capital growth.

B.	Comparison of Fees and Expenses

Current and Pro Forma Fees and Expenses

The following tables compare the fees and expenses you may bear directly or indirectly as an investor in the Core Equity Fund versus the Premier Equity Fund, and show the projected (“pro forma”) estimated fees and expenses of the Core Equity Fund, assuming consummation of the Reorganization as of October 31, 2011. Fees and expenses shown for the Premier Equity Fund and the Core Equity Fund were determined based on each Fund’s average net assets as of the fiscal period ended October 31, 2011. The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since October 31, 2011 for either Fund. More current total net asset information is available at schwabfunds.com. It is important for you to know that a decline in a Fund’s average net assets during the current fiscal year and after the Reorganization, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Funds.

Annual Fund Operating Expenses

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting or subaccounting, and other shareholder services. You do not pay these fees directly, but as the examples in the table below show, these costs are borne indirectly by all shareholders.

Shareholder Fees (fees paid directly from your investment)

	Schwab Premier Equity Fund	Schwab Core Equity Fund	Pro Forma Combined Schwab Core Equity Fund
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expense that you pay each year as a % of the value of your investment)

	Schwab Premier Equity Fund	Schwab Core Equity Fund	Pro Forma Combined Schwab Core Equity Fund
Management fees	0.73%	0.47%	0.47%
Distribution (12b-1) fees	None	None	None
Other expenses	0.31%	0.26%	0.26%

Total annual fund operating expenses	1.04%	0.73%	0.73%
Less Expense Reduction	-0.02%	0.00%	0.00%

Total annual fund operating expenses after expense reduction (if applicable)(1)	1.02%	0.73%	0.73%

(1)	CSIM and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Premier Equity Fund and the Core Equity Fund to 1.02% and 0.75%, respectively, for so long as CSIM serves as the adviser to the Funds. This agreement may only be amended or terminated with the approval of a Fund’s Board of Trustees.

Examples: These examples are intended to help you compare the cost of investing in the Premier Equity Fund and the Core Equity Fund, and also allow you to compare these costs with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. The figures for the Premier Equity Fund are based on total annual fund operating expenses after expense reduction. The figures for the Core Equity Fund are based on total annual fund operating expenses. The expenses would be the same whether you stayed in the Funds or sold your shares at the end of each period. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Schwab Premier Equity Fund	$104	$325	$563	$1,248
Schwab Core Equity Fund	$75	$233	$406	$906
Pro Forma Schwab Core Equity Fund (assuming consummation of the Reorganization)	$75	$233	$406	$906

The projected post-Reorganization pro forma Annual Fund Operating Expenses and example expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Premier Equity Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Core Equity Fund’s assets, many of which are beyond the control of the Core Equity Fund and CSIM.

C.	Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect the Funds’ performance. During the fiscal period ended October 31, 2011, the Premier Equity Fund’s portfolio turnover rate was 77% of the average value of its portfolio and the Core Equity Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

D.	Comparison of Principal Investment Strategies

The following is a comparison of the investment objectives and principal investment strategies of the Funds. As stated above, the Premier Equity Fund and the Core Equity Fund have the same investment objectives, and they pursue substantially similar principal investment strategies. The primary differences between the Funds are noted in italics.

PREMIER EQUITY FUND (the Acquired Fund)	CORE EQUITY FUND (the Surviving Fund)

Principal Investment Strategies	Principal Investment Strategies
To pursue its investment objective, the Fund invests primarily in U.S. common stocks.	To pursue its investment objective, the Fund invests primarily in U.S. stocks.

Under normal circumstances, the Fund pursues its goal by investing at least 80% of its net assets in common stocks of U.S. companies. The Fund will notify its shareholders at least 60 days before changing this policy.	Under normal circumstances, the Fund pursues its goal by investing at least 80% of its net assets in equity securities of U.S. companies. The Fund will notify its shareholders at least 60 days before changing this policy.

The Fund generally seeks to invest in the stocks of approximately 100 companies, but the Fund may hold fewer or more stocks at a particular time.	—

The Fund may invest in companies of all sizes.	The Fund expects to hold the common stocks of U.S. companies that have market capitalizations of approximately $500 million or more.

—	The Fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500® Index.

The Fund uses a portfolio optimization process to assist in constructing the portfolio. The portfolio managers seek to use the portfolio optimization process to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.	The Fund uses a portfolio optimization process to assist in constructing the portfolio. The portfolio managers seek to use the portfolio optimization process to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

—	The Fund approaches risk management from the perspective of its index, the S&P 500 Index. The S&P 500 Index includes the common stocks of 500 leading U.S. publicly traded companies from a broad range of industries. The portfolio managers seek to keep the Fund’s volatility similar to that of the S&P 500 Index.

PREMIER EQUITY FUND (the Acquired Fund)	CORE EQUITY FUND (the Surviving Fund)

To aid its stock selection, the Fund uses Schwab Equity Ratings®. Schwab Equity Ratings represent Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) stocks of issuers headquartered or incorporated in the U.S. and in certain foreign nations where companies typically locate or incorporate for operational or tax reasons. Stocks are rated using a scale of “A,” “B,” “C,” “D” and “F.” Schwab’s outlook is that “A” rated stocks, on average, will strongly outperform and “F” rated stocks, on average, will strongly underperform the equities market over the next 12 months.	To aid its stock selection, the Fund uses Schwab Equity Ratings®. Schwab Equity Ratings represent Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) stocks of issuers headquartered or incorporated in the U.S. and in certain foreign nations where companies typically locate or incorporate for operational or tax reasons. Stocks are rated using a scale of “A,” “B,” “C,” “D” and “F.” Schwab’s outlook is that “A” rated stocks, on average, will strongly outperform and “F” rated stocks, on average, will strongly underperform the equities market over the next 12 months.

The Fund will invest in a stock only if the stock is rated “A” or “B” at the time of purchase. If a stock held by the Fund is downgraded to a rating below “B”, the Fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the Fund in determining when to sell a downgraded stock.	Generally, the Fund seeks to invest in stocks that are rated “A” or “B” at the time of purchase, but the Fund may purchase “C”-rated stocks for purposes of sector diversification. If a stock held by the Fund is downgraded to a rating below “C”, the Fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the Fund in determining when to sell a downgraded stock.

In addition, the Fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the Fund’s portfolio relative to the Fund’s comparative index.	In addition, the Fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the Fund’s portfolio or provide potential for long-term capital growth.

The Fund may invest in derivatives, principally futures contracts, primarily to seek returns on the Fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the Fund potentially can offset the impact on its performance of keeping some assets in cash. The Fund may invest in exchange traded funds and stocks of real estate investment trusts (REITs). The Fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.	The Fund may invest in derivatives, principally futures contracts, primarily to seek returns on the Fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the Fund potentially can offset the impact on its performance of keeping some assets in cash. The Fund may invest in exchange traded funds and stocks of real estate investment trusts (REITs). The Fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance and may increase the likelihood of capital gain distributions.	The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance and may increase the likelihood of capital gain distributions.

PREMIER EQUITY FUND (the Acquired Fund)	CORE EQUITY FUND (the Surviving Fund)

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.	For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

For more information on Schwab’s Equity Ratings see “Additional Information About the Funds – More About Schwab’s Research.”

E.	Comparison of Principal Risks

Each Fund may invest in various types of securities or use certain investment techniques to achieve its investment objective. The following is a summary of the principal risks associated with such securities and investment techniques. Because each Fund has substantially the same investment strategies and policies, the principal risks are generally the same for each Fund with the exception that the Premier Equity Fund may have greater exposure to small-capitalization securities given its flexibility to invest in companies of all sizes. Additional information about these risks is included below and described in greater detail later in this Prospectus/Proxy Statement under “Additional Information About the Funds – Risks of the Funds.” As with any security, an investment in either Fund involves certain risks. The fact that a particular non-principal risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk.

Principal Risks Applicable to the Premier Equity Fund and the Core Equity Fund
Market Risk	Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money. This risk is significant for both Funds.

Management Risk	Each Fund’s investment adviser makes investment decisions for the Fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by each Fund to assist in constructing the Fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, each Fund may have a lower return than if it were managed using another process or strategy.

Equity Risk	The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large- and Mid-Cap Risk	Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments - small-cap stocks, for instance - each Fund’s large- and mid-cap holdings could reduce performance.

Principal Risks Applicable to the Premier Equity Fund and the Core Equity Fund
Derivatives Risk	Each Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

Exchange Traded Fund (ETF) Risk	When a Fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

Securities Lending Risk	Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Real Estate Investment Trusts (REITs) Risk	The Funds’ investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on a Fund. In addition, REITs have their own expenses, and each Fund will bear a proportionate share of those expenses.

Liquidity Risk	A particular investment may be difficult to purchase or sell. A Fund may be unable to sell illiquid securities at an advantageous time or price.

Premier Equity Fund has an additional principal risk to which an investment in the Core Equity Fund is not principally exposed as a part of its principal investment strategy, as shown in the table below:

Principal Risks Applicable to the Premier Equity Fund
Small-Cap Risk	Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap and mid-cap stocks, for instance—the Fund’s small-cap holdings could reduce performance.

F.	Comparison of Fund Performance

Set forth below is past performance information for the Premier Equity Fund and the Core Equity Fund. The bar chart below shows how the Funds’ investment results have varied from year to year, and the following table shows how the Funds’ average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the Funds. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. With respect to the Premier Equity Fund, on September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the Fund, and the Fund no longer offers multiple classes of shares. Accordingly, the performance history of the Premier Equity Fund is that of the Fund’s former Select Shares and the past performance information of the Fund’s former Select Shares is shown below. Further, with respect to the Core Equity Fund, prior to June 1, 2002, the Fund’s day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.

The following total returns information shows the returns of the Premier Equity Fund and the Core Equity Fund, before and after taxes, and compares the performance (which varies over time) of each Fund to that of the S&P 500® Index. After the Reorganization, it is expected that the Core Equity Fund will continue to compare its performance to the S&P 500® Index. The index is unmanaged and does not include expenses or taxes. For more current performance information, please see schwabfunds.com/prospectus.

Premier Equity Fund

Annual Total Returns (%) (as of 12/31)

This chart provides some indication of the risks of investing in the Premier Equity Fund by showing changes in the Fund’s performance from year to year for the past six calendar years.

For the period December 31, 2011 through March 31, 2012, the Fund’s aggregate (non-annualized) total pre-tax return was 11.49%.

During all periods shown in the bar graph, the Premier Equity Fund’s highest quarterly return was 15.69%, for the quarter ended June 30, 2009, and its lowest quarterly return was -24.22%, for the quarter ended December 31, 2008.

Average Annual Total Returns (%) (as of 12/31/2011)*

	1 Year	5 Years	Since Inception (3/21/2005)
Before taxes	-1.45%	-2.65%	1.91%
After taxes on distributions	-1.53%	-2.92%	1.69%
After taxes on distributions and sale of shares	-0.83%	-2.21%	1.66%
Comparative Index (reflects no deduction for expenses or taxes)
S&P 500® Index	2.11%	-0.25%	2.93%

*The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Core Equity Fund

Annual Total Returns (%) (as of 12/31)

This chart provides some indication of the risks of investing in the Core Equity Fund by showing changes in the Core Equity Fund’s performance from year to year for the past ten calendar years.

For the period December 31, 2011 through March 31, 2012, the Fund’s aggregate (non-annualized) total pre-tax return was 12.39%.

During all periods shown in the bar graph, the Core Equity Fund’s highest quarterly return was 14.52%, for the quarter ended September 30, 2009, and its lowest quarterly return was -19.06%, for the quarter ended December 31, 2008.

Average Annual Total Returns (%) (as of 12/31/2011)*

	1Year	5 Years	10 Years
Before taxes	0.77%	-0.82%	3.60%
After taxes on distributions	0.62%	-1.00%	3.37%
After taxes on distributions and sale of shares	0.70%	-0.71%	3.06%
Comparative Index (reflects no deduction for expenses or taxes)
S&P 500® Index	2.11%	-0.25%	2.92%

*The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

G.	Management of the Funds

Investment Adviser: CSIM serves as the investment adviser of the Premier Equity Fund and the Core Equity Fund.

Portfolio Managers: Larry Mano and Paul Alan Davis serve as the portfolio managers for both Funds. Below is information regarding the portfolio managers of the Funds:

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the Funds. He has managed the Premier Equity Fund since 2005 and the Core Equity Fund since 2002.

Paul Alan Davis, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the Funds. He has managed the Premier Equity Fund and the Core Equity Fund since 2006.

H.	Purchase and Sale of Fund Shares

Each Fund is open for business each day that the New York Stock Exchange (NYSE) is open. When you place orders to purchase, exchange or redeem Fund shares through an account at Charles Schwab & Co., Inc. (“Schwab”) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures. Eligible Investors (as determined by the each Fund and which generally are limited to institutional investors) may invest directly in a Fund by placing purchase, exchange and redemption orders through the Fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent by telephone at 1-800-407-0256, or by mail at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for each Fund is $100. The Funds may waive the minimum initial investment for certain investors.

I.	Tax Information

Dividends and capital gains distributions received from each Fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

J.	Payments to Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

III. INFORMATION ABOUT THE REORGANIZATION

A.	Overview of the Proposed Reorganization

The Reorganization involves the transfer of all of the assets and liabilities of the Premier Equity Fund to the Core Equity Fund in exchange for shares of the Core Equity Fund. This transfer of assets and liabilities is expected to take place after market close on or about September 7, 2012. The transfer of assets by the Premier Equity Fund will occur at their then-current market value as determined in accordance with the Premier Equity Fund’s valuation procedures, and shares of the Core Equity Fund to be issued to the Premier Equity Fund will be valued at their then-current net asset value as determined in accordance with the Core Equity Fund’s valuation procedures. Shares of the Core Equity Fund will be distributed to shareholders of the Premier Equity Fund at the Closing Date in exchange for shares of the Premier Equity Fund. After completion of the Reorganization, each shareholder of the Premier Equity Fund will own shares of the Core Equity Fund equal in value to the current net asset value of such shareholder’s shares of the Premier Equity Fund. Following the completion of the Reorganization, the Premier Equity Fund will be liquidated and its registration under the Investment Company Act of 1940 (the “1940 Act”) will be terminated.

The Reorganization is intended to be tax-free for federal income tax purposes. This means that shareholders of the Premier Equity Fund will become shareholders of the Core Equity Fund without realizing any gain or loss for federal income tax purposes. This also means that it is intended that the Reorganization will be tax-free for the Core Equity Fund for federal income tax purposes.

The Reorganization will not occur unless approved by a majority of shareholders of the Premier Equity Fund, in accordance with the requirements under the 1940 Act. In addition, the implementation of the Reorganization is subject to a number of conditions set forth in the Plan. Among the more significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below. For more information about the Reorganization, see “Information About the Reorganization” below.

CSIM and the Premier Equity Fund will share the costs and expenses related to the preparation and assembly of this Prospectus/Proxy Statement and all mailing and other expenses associated with the proxy solicitation process and the Reorganization, which are expected to be approximately $140,000. CSIM has agreed to pay up to $100,000 of the costs directly related to the Reorganization. Any costs or expenses incurred exceeding $100,000 will be borne by the Premier Equity Fund. It is important to note that the payment by the Premier Equity Fund of any portion of such fees and expenses will be considered an extraordinary fund expense and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for the Premier Equity Fund.

B.	Material Features of the Agreement and Plan of Reorganization

The Plan sets forth the terms and conditions of the Reorganization. Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

At the consummation of the Reorganization, which is expected to occur at the close of business on or about September 7, 2012, the Closing Date, all of the assets and liabilities of the Premier Equity Fund will be transferred to the Core Equity Fund in exchange for shares of the Core Equity Fund, such that at and after the Closing Date, the assets and liabilities of the Premier Equity Fund will become the assets and liabilities of the Core Equity Fund. The transfer of assets by the Premier Equity Fund will occur at their then-current market value as determined in accordance with the Premier Equity Fund’s valuation procedures and shares of the Core Equity Fund to be issued to the Premier Equity Fund shall be valued at the then-current net asset value determined in accordance with the Core Equity Fund’s valuation procedures. Shares of the Core Equity Fund will be distributed to shareholders of the Premier Equity Fund in exchange for their shares of the Premier Equity Fund. After completion of the Reorganization, each shareholder of the Premier Equity Fund will own shares of the Core Equity Fund equal in value to the current net asset value of such shareholder’s shares of the Premier Equity Fund. Following the completion of the Reorganization, the Premier Equity Fund will be liquidated and its registration under the 1940 Act will be terminated.

The Plan provides that the Board will declare a dividend or dividends with respect to the Premier Equity Fund prior to the Closing Date. This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Premier Equity Fund all undistributed ordinary income earned and net capital gains recognized up to and including the Closing Date. The shareholders of the Premier Equity Fund will recognize ordinary income and capital gain with respect to this distribution and such income and gain may be subject to federal, state and/or local taxes.

Prior to the Closing Date, CSIM reserves the right to sell portfolio securities and/or purchase other securities for the Premier Equity Fund, to the extent necessary so that the asset composition of the Premier Equity Fund is consistent with the investment policies and restrictions of the Core Equity Fund. To the extent the Premier Equity Fund sells securities at a gain, current shareholders may receive a capital gain dividend. Transaction costs associated with any such purchases and sales will be borne by the Premier Equity Fund, which will result in a decrease in the Premier Equity Fund’s net asset value.

The stock transfer books of the Trust with respect to the Premier Equity Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter by the Trust with respect to the Premier Equity Fund will be deemed to be redemption requests for shares of the Core Equity Fund issued pursuant to the Plan. If any shares of the Premier Equity Fund are represented by a share certificate, the certificate must be surrendered to the Trust’s transfer agent for cancellation before the Core Equity Fund shares issuable to the shareholder pursuant to the Plan will be redeemed. The Core Equity Fund does not expect to issue share certificates with respect to the Core Equity Fund. Any special options relating to a shareholder’s account in the Premier Equity Fund will transfer over to the Core Equity Fund without the need for the shareholder to take any action.

The Reorganization is subject to a number of conditions as set forth in the Plan, a form of which is attached hereto as Appendix A. Except as set forth below, the Trust, by consent of its Board or an officer authorized by the Board, may waive any condition to the obligations of the Premier Equity Fund or the Core Equity Fund under the Plan if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Premier Equity Fund or the shareholders of the Core Equity Fund. Certain conditions under the Plan cannot be waived by the Trust, including the conditions that the Reorganization be approved by the shareholders of the Premier Equity Fund and that the Funds receive a favorable tax opinion from Dechert LLP. The Board may abandon the Plan and the Reorganization at any time for any reason prior to the Closing Date. The Plan provides further that at any time prior to the Reorganization the Funds may amend any of the provisions of the Plan; provided, however, that (i) no such amendment may have the effect of changing the provisions for determining the number of Core Equity Fund shares to be issued to Premier Equity Fund shareholders under the Plan to the detriment of such Premier Equity Fund shareholders; and (ii) the Board determines that such amendment is in the best interest of shareholders of both the Premier Equity Fund and the Core Equity Fund.

CSIM has agreed to pay a portion of the expenses incurred in connection with the Reorganization including the costs of the proxy solicitation and tabulation, up to $100,000. Any expenses incurred that exceed $100,000 will be paid by the Premier Equity Fund and will be considered an extraordinary fund expense and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for the Premier Equity Fund.

The Trustees of the Premier Equity Fund have voted to approve the proposed Reorganization. The Trustees recommend that shareholders of the Premier Equity Fund also approve the proposed Reorganization. The actions contemplated by the Plan and the related matters described therein will be consummated only if approved by the affirmative vote of the majority of the outstanding voting securities of the Premier Equity Fund in accordance with the requirements under the 1940 Act.

C.	Description of Reorganization Shares

Shares of the Core Equity Fund will be issued to the Premier Equity Fund’s shareholders in accordance with the Plan. The following summarizes some key information about the shares of the Core Equity Fund that will be received by shareholders of the Premier Equity Fund:

•	The initial minimum investment of the Core Equity Fund is $100. There is no minimum balance requirement or subsequent investment minimum.

•

Similar to the Premier Equity Fund, the Core Equity Fund imposes a 2.00% redemption fee for shares that are sold or exchanged 30 days or less after buying them. This redemption fee is paid directly to the Core Equity Fund. The Core Equity Fund reserves the right to waive this redemption fee if it believes that such a waiver is in the best interests of the Fund and its long-term shareholders. The Premier Equity Fund will not assess a redemption fee at the time of the Reorganization. For the purposes of calculating any applicable redemption fee on shares of the Premier Equity Fund exchanged in connection with the Reorganization, the Core Equity Fund will base the holding period on the date that such shares of the Premier Equity Fund were purchased.

For additional information about the Core Equity Fund’s shares, see “Shareholder Information.”

D.	Reasons for the Reorganization

The Board considered the Reorganization at a meeting held on February 28, 2012, and the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, approved the Plan. In approving the Reorganization, the Board determined that (i) participation in the Reorganization is in the best interest of the Premier Equity Fund and its shareholders; and (ii) the interests of the Premier Equity Fund’s shareholders will not be diluted as a result of the Reorganization.

In making this determination, the Board considered a number of factors, including:

•	the fact that the investment objective of the Premier Equity Fund is the same as the investment objective of the Core Equity Fund;

•	the similarity of the investment strategies of the Premier Equity Fund to those of the Core Equity Fund, and the resulting overlap in underlying portfolio holdings;

•	the outperformance of the Core Equity Fund relative to the performance of the Premier Equity Fund over the 1- and 5-year periods ending December 31, 2011;

•

the greater asset size of the Core Equity Fund and the possibility that the combined aggregate assets of the Premier Equity Fund and the Core Equity Fund upon consummation of the Reorganization would allow the Core Equity Fund to take advantage of the possible benefits of a larger asset base, including future economies of scale and spreading costs across a larger asset base to the potential benefit of all shareholders;

•	that the Core Equity Fund has a lower management fee and lower operating expenses than the Premier Equity Fund, thereby reducing overall costs to shareholders of the Premier Equity Fund;

•	the future prospects of the Premier Equity Fund if the Reorganization was not effected, including the Premier Equity Fund’s continuing viability as a stand-alone series of the Trust;

•	the fact that CSIM will pay a portion of the expenses incurred in connection with the Reorganization;

•	the reasonableness of the terms of the Plan; and

•	that the Reorganization is intended to be tax-free for U.S. federal income tax purposes for shareholders of the Premier Equity Fund.

The Board of the Core Equity Fund has also determined that (i) participation in the Reorganization is in the best interest of the Core Equity Fund and its shareholders; and (ii) the interests of the Core Equity Fund’s shareholders will not be diluted as a result of the Reorganization.

E.	Federal Income Tax Consequences

Each Fund intends to qualify as of the Closing Date as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, each of the Funds has been, and expects to continue to be, relieved of all or substantially all federal income taxes. Consummation of the transaction is subject to the condition that the Trust receives an opinion from Dechert LLP, subject to appropriate factual assumption and customary representations, substantially to the effect that for federal income tax purposes:

(1)	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code;

(2)	No gain or loss will be recognized by the Premier Equity Fund upon the transfer of all of its assets to the Core Equity Fund in exchange solely for the Core Equity Fund shares and the assumption by the Core Equity Fund of all of the liabilities of the Premier Equity Fund or upon the distribution of Core Equity Fund shares to the shareholders of the Premier Equity Fund;

(3)	No gain or loss will be recognized by the Core Equity Fund upon the receipt of the assets of the Premier Equity Fund solely in exchange for Core Equity Fund shares and the assumption by the Core Equity Fund of the liabilities of the Premier Equity Fund;

(4)	The tax basis of the assets of the Premier Equity Fund received by the Core Equity Fund will be the same as the tax basis of such assets to the Premier Equity Fund immediately prior to the exchange;

(5)	The holding period of the assets of the Premier Equity Fund received by the Core Equity Fund will include the period during which such assets were held by the Premier Equity Fund (except where investment activities of Core Equity Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(6)	No gain or loss will be recognized by the shareholders of the Premier Equity Fund upon the exchange of their shares of the Premier Equity Fund for Core Equity Fund shares (including fractional shares to which they may be entitled);

(7)	The aggregate tax basis of Core Equity Fund shares received by each shareholder of the Premier Equity Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Premier Equity Fund shares exchanged therefor; and

(8)	The holding period of the Core Equity Fund shares received by the shareholders of the Premier Equity Fund (including fractional shares to which they may be entitled) will include the holding period of the Premier Equity Fund shares surrendered in exchange therefor, provided that the Premier Equity Fund shares were held as a capital asset as of the Closing Date of the Reorganization.

No opinion will be expressed as to the effect of the Reorganization on (i) the Premier Equity Fund or Core Equity Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Premier Equity Fund or Core Equity Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Prior to the Closing Date you may receive a taxable distribution of ordinary income of capital gains from the Premier Equity Fund.

As of October 31, 2011, the Premier Equity Fund had unutilized capital loss carryforwards of approximately $145,509,869. The final amount of the Premier Equity Fund’s unutilized capital loss carryforwards, however, is subject to change and will not be finally determined until the Closing Date of the Reorganization. Under

Section 382 of the Code, the ability of the Core Equity Fund to fully utilize the capital loss carryforwards of the Premier Equity Fund is expected to be limited because the Reorganization will result in a change in control of the Premier Equity Fund. Therefore, the capital loss carryforwards that may be utilized as tax deductions by the Core Equity Fund will be limited each taxable year to an amount equal to the value of the capital stock of the Premier Equity Fund at the time of the Reorganization multiplied by an interest rate set monthly by the Internal Revenue Service (“IRS”) that approximates a tax-exempt bond yield and a substantial portion of such capital loss carryforwards are expected to expire before they can be utilized. However, as of October 31, 2011, the Core Equity Fund had approximately $207,018,365 of capital loss carryforwards that would provide a benefit to all shareholders of the Core Equity Fund after the Reorganization. It should be noted though that the Reorganization (in combination with certain unrelated inflows) may also trigger an ownership change for the Core Equity Fund, limiting the combined fund’s ability to use Core Equity Fund’s pre-Reorganization losses. Additionally, if either fund has a net unrealized built-in gain at the Reorganization date, for five years beginning after that date, pre-Acquisition losses from one fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the other fund.

The Funds have not sought a tax ruling on the federal tax consequences of the Reorganization from the IRS. The opinion to be received from Dechert LLP, with respect to the federal income tax consequences of the Reorganization described in this section is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

Shareholders should consult their own advisors concerning the potential tax consequences to them, including state and local income tax consequences.

F.	Shareholder Rights, Description of the Securities to be Issued

The Trust is organized as a Massachusetts business trust. The Premier Equity Fund and the Core Equity Fund are both series of the Trust and, therefore, shareholders of the Premier Equity Fund and the Core Equity Trust are shareholders of the same legal entity, the Trust. The Trust’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), the Trust’s governing document, does not afford any rights or privileges to the shareholders of the Core Equity Fund that differ in any material respect from the rights or privileges afforded to the shareholders of the Premier Equity Fund.

Each share in the Core Equity Fund represents an equal proportionate interest in the Core Equity Fund, and each shareholder is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trust’s Board. When sold in accordance with the Declaration of Trust, and for the consideration described in its registration statement, shares of the Core Equity Fund will be fully paid and non-assessable.

The Core Equity Fund shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. In the event of a liquidation or dissolution of the Core Equity Fund, its shareholders are entitled to receive the assets available for distribution belonging to the Core Equity Fund and a proportionate distribution, based upon the relative asset values of the Trust’s portfolios, of any general assets of the Trust not belonging to any particular portfolio of the Trust which are available for distribution. In the event of a liquidation or dissolution of the Trust, its shareholders will be entitled to the same distribution process.

G.	Capitalization

The following table shows, on an unaudited basis, the capitalization as of October 31, 2011 for Premier Equity Fund and the Core Equity Fund, as well as pro forma capitalization giving effect to the Reorganization:

	Schwab Premier Equity Fund	Schwab Core Equity Fund	Adjustments		Pro Forma Combined Schwab Core Equity Fund
Net Assets	235,215,533	1,719,021,403	554,259	(a)	1,954,791,195
Shares Outstanding	22,910,333	102,249,740	13,990,941	(b)	116,240,681
Net Asset Value Per Share	10.27	16.81			16.82

(a)	Reflects adjustments of $554,259 expenses due to the Reorganization including the reduction of management fees and other expenses, and the cost of the Reorganization.

(b)	Figure reflects the issuance by the Core Equity Fund of approximately 13,990,941 shares to the Premier Equity Fund’s shareholders in connection with the proposed Reorganization

This information is for informational purposes only. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Premier Equity Fund and the Core Equity Fund is likely to be different at the Closing Date as a result of market movements and daily share purchase and redemption activity in the Funds. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Core Equity Fund that actually will be received on or after such date.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION

IV. ADDITIONAL INFORMATION ABOUT THE FUNDS

A.	More About Schwab’s Research

The Funds use Schwab Equity Ratings® to aid in stock selection. Schwab Equity Ratings represent Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) stocks, including stocks of certain real estate investment trusts (REITs), of issuers headquartered or incorporated in the U.S. and in certain foreign nations where companies typically locate or incorporate for operational or tax reasons. Stocks are rated using a scale of “A,” “B,” “C,” “D” and “F.” Schwab’s outlook is that “A” rated stocks, on average, will strongly outperform and “F” rated stocks, on average, will strongly underperform the equities market over the next 12 months.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk.

The Fundamentals grade underlying the Schwab Equity Rating is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, low capital intensity, and improving profitability tend to have better Fundamentals grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies have the financial strength to potentially grow earnings faster than the average stock.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. From a valuation ratio perspective, stocks with attributes such as high levels of sales, operating income, net assets, and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with relatively few total shares sold short tend to have better Valuation grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that the current stock prices of these companies are too low relative to measures of investment value.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong recent price performance, and a history of earnings that exceed consensus forecasts tend to have better Momentum grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors become more aware of these companies’ improving short-term performance prospects.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Stocks with strengthening balance sheets and geographically diversified business activities tend to have better Risk grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies offer an attractive risk-versus-return trade-off.

From time to time, Schwab may update the research methodology as well as the factors underlying each broad category for Schwab Equity Ratings.

B.	Fundamental and Non-Fundamental Investment Restrictions

The Funds have adopted certain fundamental and non-fundamental investment policies concerning, among other things, diversification of the Fund’s investment portfolio, concentration in particular industries, borrowing and loaning money, and investing in real estate and commodities. The fundamental and non-fundamental investment policies of the Funds are substantially similar. Fundamental investment policies cannot be changed without the vote of a majority of each Fund’s outstanding voting shares, as defined under the 1940 Act. Non-fundamental investment restrictions of a Fund can be changed by the Fund’s Board of Trustees.

For further information relating to these investment restrictions, please see the combined SAI for the Funds for further information relating to those investment restrictions, which is incorporated by reference into this Prospectus/Proxy Statement and the Statement of Additional Information dated July 10, 2012, related to this Reorganization.

C.	Risks of the Funds

Below is additional information about the principal risks of investments in the Premier Equity Fund and the Core Equity Fund. The Funds’ principal risks are identical with the exception of the small-cap risk, which is only applicable to the Premier Equity Fund.

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in a Fund will fluctuate, which means that you could lose money.

Management Risk. A Fund’s investment adviser makes investment decisions for the Fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. In addition, the portfolio optimization process used by a Fund to assist in constructing the Fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, a Fund may have a lower return than if it were managed using another process or strategy. These risks may cause a Fund to underperform its comparative index or other Funds with a similar investment objective. A Fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the Fund’s stocks that receive Schwab Equity Ratings.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—small-cap stocks, for instance—a Fund’s large- and mid-cap holdings could reduce performance.

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap and mid-cap stocks, for instance—the Premier Equity Fund’s small-cap holdings could reduce performance.

Derivatives Risk. The principal types of derivatives used by a Fund are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day.

A Fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. A Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a Fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a Fund to realize higher amounts of short-term capital gain. These risks could cause a Fund to lose more than the principal amount invested.

Exchange Traded Fund (ETF) Risk. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Securities Lending Risk. A Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund may pay lending fees to a party arranging the loan.

REITs Risk. A Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to a Fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and a Fund will bear a proportionate share of those expenses.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

D.	Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is incorporated herein by reference.

E.	Fund Management

The investment adviser for the Funds is CSIM, 211 Main Street, San Francisco, CA 94105. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds®, Schwab ETFs® and Laudus Funds®. As of 3/31/12, CSIM approximately $215 billion in assets.

As the investment adviser, CSIM oversees the asset management and administration of the Funds. As compensation for these services, CSIM receives a management fee from each Fund. For the 12 months ended 10/31/11, these fees were 0.72% for the Premier Equity Fund® and 0.47% for the Core Equity Fund. These figures, which are expressed as a percentage of each Fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions. For managing the Premier Equity Fund, CSIM is entitled to receive a monthly management fee at an annual percentage rate equal to 0.73% of the Fund’s average daily net assets. For managing the Core Equity Fund, CSIM is entitled to receive a monthly management fee at an annual percentage rate equal to 0.47% of the Fund’s average daily net assets. The effective management fee rate currently paid by the Premier Equity Fund is higher than that paid by the Core Equity Fund. Upon consummation of the Reorganization, the investment advisory fee paid to CSIM with respect to the Core Equity Fund will remain the same (0.47%).

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreement is available in each Fund’s 2011 annual report, which covers the period from 11/1/10 through 10/31/11.

The SAI for the Funds, dated February 28, 2012 contains additional information about CSIM. A free copy of the SAI is available upon request as described on page 2 of this Prospectus/Proxy Statement.

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each Fund. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

Paul Alan Davis, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each Fund. Prior to joining the firm in 2003, he worked for more than 12 years in portfolio management.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is available in the Funds’ SAI.

F.	Other Service Providers

The Funds’ other service providers are the same. These entities are listed below.

Boston Financial Data Services, Inc. Two Heritage Drive Quincy, Massachusetts 02171	Transfer and Shareholder Service Agent

State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	Custodian and Fund Accountant

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	Distributor

G.	Distribution Arrangement

Pursuant to the Amended and Restated Distribution Agreement between Schwab and the Trust, on behalf of each Fund, Schwab is the principal underwriter for shares of the Funds and is the Trust’s agent for the purpose of the continuous offering of the Funds’ shares. The Funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the distribution agreement.

Additional information about distribution arrangement of the Funds is contained in the Funds’ SAI. A free copy of the SAI is available upon request as described on page 2 of this Prospectus/Proxy Statement.

V. SHAREHOLDER INFORMATION

In this section, you will find information on buying, selling and exchanging shares of Premier Equity Fund and Core Equity Fund. You may invest in a fund through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). Eligible Investors (as defined herein) may invest directly in a fund by placing orders through the fund’s transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

On March 30, 2012 (the “Premier Equity Closing Date”), the Premier Equity Fund closed to new investors. Existing shareholders (including participants in 401(k) plans) as of the Premier Equity Closing Date may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Premier Equity Fund, and registered investment advisers who maintain investments in the Premier Equity Fund as of the Premier Equity Closing Date may continue to make contributions on behalf of their clients. Effective as of the Premier Equity Closing Date, shareholders of other funds of the Trust will not be permitted to exchange any of their shares for shares of the Premier Equity Fund unless the shareholders are existing shareholders of the Premier Equity Fund as of the Premier Equity Closing Date.

A.	Investing Through a Financial Intermediary

Placing orders through your intermediary

When you place orders through Schwab or other intermediaries, you are not placing your orders directly with a fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the funds” section below. If you do not exercise one of these options within ninety days, the fund reserves the right to redeem your shares.

Buying, selling and exchanging shares through an intermediary

To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a fund.

When selling or exchanging shares, you should be aware of the following fund policies:

•	The fund may take up to seven days to pay sale proceeds.

•

The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•

Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

B.	Investing Directly with the Funds

Investor eligibility requirements for placing direct orders

Only Eligible Investors (as defined below) may purchase shares directly from a fund’s transfer agent. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, and 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive shares of a Schwab Fund as a result of a reorganization. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with a fund are subject to involuntary redemption by the fund.

Opening an account to place direct orders

You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund’s shares. Eligible Investors must open an account with the fund through the fund’s transfer agent, Boston Financial Data Services (transfer agent), prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

Initial and additional direct purchases by wire

Subject to acceptance by the fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-816-218-0490. You must call the transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.

Initial and additional direct purchases by mail

Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of the fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by the fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by the fund on the day that it is in good order unless it is rejected by the fund’s transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of the fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by the fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the fund.

Direct redemptions and exchanges

When selling or exchanging shares directly, you should be aware of the following fund policies:

•	The fund may take up to seven days to pay sale proceeds.

•

The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•

Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Direct redemptions by telephone

If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The fund and its service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Direct redemptions by mail

You may redeem your fund shares by mail by sending a request letter to the fund’s transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by the fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

Additional direct redemption information

To protect you, the fund and its service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.

Direct exchange privileges

Upon request, and subject to certain limitations, shares of the funds may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. To exchange your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the fund containing the information indicated below.

The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.

Direct exchanges by telephone

If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the fund’s transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged; (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the funds’ transfer agent via telephone.

Direct exchanges by mail

To exchange fund shares by mail, simply send a letter of instruction to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged; (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

C.	Share Price

The funds are open for business each day that the New York Stock Exchange (NYSE) is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). The fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by the fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing its securities, a fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, the fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.

Shareholders should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of a fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.

D.	Additional Policies Affecting Your Investment

Minimum initial investment: $100

The minimum may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving.

Choose an option for fund distributions

If you are an Eligible Investor placing direct orders with the fund, you will have one of the three options described below for fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary, which may be different than those provided by the funds to Eligible Investors. You should consult with your financial intermediary to discuss available options.

Option	Feature
Reinvestment	All dividends and capital gain distributions are invested automatically in shares of the fund.

Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of the fund.

Cash	You receive payment for all dividends and capital gain distributions.

Each fund reserves certain rights, including the following:

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•	To change or waive a fund’s investment minimums.

•	To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by the fund’s prospectus.

Payments by the investment adviser or its affiliates

The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries. The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the fund or its shareholders.

Shareholder servicing plan

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Policy regarding short-term or excessive trading

The funds are intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.

To discourage market timing, the funds’ Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly below and are considered to be key elements of the fund’s policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the fund.

Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Each fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. Each fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary.

Each fund will defer to an intermediary’s policies only after the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Fair value pricing

The Board of Trustees has adopted procedures to fair value the funds’ securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

Redemption fee

Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Such fee will be paid to the funds. Each fund treats shares that have been held the longest as being redeemed first. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the fund. A fund may waive the redemption fee for retirement plans, wrap or fee-based programs, charitable giving funds, unregistered separate accounts, redemptions pursuant to rebalancing programs or systematic withdrawal plans established by the fund or financial intermediaries, and registered investment companies and redemptions initiated by the fund. In addition, certain financial intermediaries may use criteria and methods for tracking, applying and calculating the fees that are different from the fund’s but which the fund, in its discretion, may determine are in the best interests of the fund. While the funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. The funds reserve the right to modify or eliminate the redemption fees or waivers at any time.

Customer identification and verification and anti-money laundering program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the fund or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

Each fund or your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the funds or your financial intermediary are unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of a fund’s overall obligation to deter money laundering under federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.

E.	Distributions and Taxes

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except the Schwab Dividend Equity Fund, which typically makes income distributions at the end of the calendar quarter. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gain distribution, if any, may be made available on the funds’ website: schwab.com/schwabfunds.

Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The Schwab Dividend Equity Fund expects that the majority, or possibly all, of the fund’s ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates. Each of the other funds expect that a portion of each fund’s ordinary income distribution will be eligible to be treated as qualified dividend income subject to the reduced tax rates. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one-year or less, long term if you held the shares longer. Absent further legislation, the reduced maximum rates on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

If a fund invests a portion of its assets in foreign securities, shareholders of the fund may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxed paid by the fund, however.

At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

Prior to January 1, 2012 when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each fund began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Each fund permits shareholders to elect their preferred cost basis method. In the absence of an election, a fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior January 1, 2012 and sold thereafter.

The funds may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the funds, as discussed in more detail in the SAI.

VI. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the periods shown. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). The information for the past five years has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ Annual Reports to their Shareholders for the fiscal year ended October 31, 2011. A free copy of these documents is available upon request as described on page 2 of this Prospectus/Proxy Statement.

Schwab Premier Equity Fund®

Financial Highlights

	11/1/10– 10/31/11	11/1/09– 10/31/10	11/1/08(1)– 10/31/09	11/1/07– 10/31/08	11/1/06– 10/31/07
Per-Share Data ($)
Net asset value at beginning of period	9.67	8.46	8.05	14.01	12.51

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.04	0.04	0.06	0.04
Net realized and unrealized gains (losses)	0.58	1.22	0.43	(5.11)	1.48

Total from investment operations	0.65	1.26	0.47	(5.05)	1.52
Less distributions:
Distributions from net investment income	(0.05)	(0.05)	(0.06)	(0.05)	(0.02)
Distributions from net realized gains	—	—	—	(0.86)	—

Total distributions	(0.05)	(0.05)	(0.06)	(0.91)	(0.02)

Net asset value at end of period	10.27	9.67	8.46	8.05	14.01

Total return (%)	6.74	14.96	6.01	(38.32)	12.20

Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	1.01 (2)	1.02	1.04 (3)	1.02	1.01
Gross operating expenses	1.04	1.04	1.04	1.02	1.01
Net investment income (loss)	0.65	0.34	0.54	0.50	0.32
Portfolio turnover rate	77	80	98	92	72
Net assets, end of period ($ x 1,000,000)	235	292	365	441	983

(1)	Effective September 28, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
(2)	The ratio of net operating expenses would have been 1.02%, if payment for state filing fees had not been included. (See financial note 11)
(3)	Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

Schwab Core Equity Fund™

Financial Highlights

	11/1/10– 10/31/11	11/1/09– 10/31/10	11/1/08– 10/31/09	11/1/07– 10/31/08	11/1/06– 10/31/07
Per-Share Data ($)
Net asset value at beginning of period	15.78	14.26	13.43	20.49	18.40

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.17	0.17	0.23	0.16
Net realized and unrealized gains (losses)	1.01	1.50	0.88	(7.06)	2.35

Total from investment operations	1.20	1.67	1.05	(6.83)	2.51
Less distributions:
Distributions from net investment income	(0.17)	(0.15)	(0.22)	(0.18)	(0.10)
Distributions from net realized gains	—	—	—	(0.05)	(0.32)

Total distributions	(0.17)	(0.15)	(0.22)	(0.23)	(0.42)

Net asset value at end of period	16.81	15.78	14.26	13.43	20.49

Total return (%)	7.60	11.77	8.11	(33.71)	13.88

Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.73	0.73	0.75	0.75	0.75
Gross operating expenses	0.73	0.74	0.78	0.78	0.78
Net investment income (loss)	1.06	1.05	1.39	1.28	0.91
Portfolio turnover rate	35	49	41 (1)	35	18
Net assets, end of period ($ x 1,000,000)	1,719	1,792	1,770	1,449	2,133

(1)	Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund.

VII. VOTING INFORMATION

This section provides information on a number of topics relating to proxy voting and the shareholder meeting.

A.	Record Date

Shareholders of the Premier Equity Fund as of June 21, 2012, the Record Date, will be entitled to notice of and to vote at the Meeting or any adjournment thereof.

As of June 21, 2012, the Record Date, the total number of outstanding shares of the Premier Equity Fund was 19,629,979.340. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote.

B.	Proxy Solicitation

The Premier Equity Fund has retained D.F. King & Co., Inc., (the “Proxy Solicitor”) to assist in the solicitation of proxies. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately $27,600 plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor. Proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, the Trust, CSIM and Schwab may participate in the solicitation of proxies.

You may vote in several ways, listed below.

•	In person at the Meeting;

•	By mail by returning the attached proxy card(s);

•	Through the Internet by going to the internet site listed on your proxy card(s) and following the on-screen instructions;

•	By touch tone telephone by calling the telephone number listed on your proxy card(s) and following the recorded instructions; or

•

Over the telephone by calling 1-800-290-6424. A representative of the Proxy Solicitor will answer your call. When receiving your instructions by telephone, the Proxy Solicitor representative is required to ask you for your full name and address and to confirm that you have received the Prospectus/Proxy Statement in the mail. If the information you provided matches the information provided to the Proxy Solicitor by the Acquired Fund, the Proxy Solicitor representative will explain the voting process. The Proxy Solicitor is not permitted to recommend to you how to vote, other than to read any recommendation included in the Prospectus/Proxy statement.

The Proxy Solicitor will record your instructions and transmit them to the official tabulator and send you a letter or mailgram to confirm your vote. That letter will also ask you to call the Proxy Solicitor immediately if the confirmation does not reflect your instruction correctly. You may receive a call from a representative of the Proxy Solicitor, the Trust, CSIM or Schwab if the Proxy Solicitor has not yet received your vote. The Proxy Solicitor may ask you for authority by telephone to permit the Proxy Solicitor to sign a proxy on your behalf. The Proxy Solicitor will record all instructions, in accordance with the procedures set forth above. The Acquired Fund believes those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Revoking a Proxy. Shareholders may revoke a proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Secretary of the Premier Equity Fund, c/o CSIM Legal, 211 Main Street, San Francisco, California 94105, by voting in person at the Meeting or submitting a later-dated proxy.

C.	Proxy Solicitation Costs

CSIM has agreed to pay a portion of the expenses incurred in connection with the Reorganization, including the costs of the preparation, printing, solicitation, and tabulation of proxies, up to $100,000. Any expenses incurred that exceed $100,000 will be paid for by the Premier Equity Fund. Any payment of such fees and expenses by the Premier Equity Fund will be considered an extraordinary fund expense and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for the Premier Equity Fund. Voting immediately can help the Premier Equity Fund avoid the considerable expense of a second solicitation.

D.	Quorum and Required Vote for the Proposal

Quorum. In order to transact business at the Meeting, a “quorum” must be present in person or by proxy at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. The holders of a majority of the Premier Equity Fund’s shares entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting.

Approval. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. Approval of the Reorganization requires the approval of the holders of a majority of the outstanding voting securities of the Premier Equity Fund, voting together as a single class, in accordance with the requirements under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of the Premier Equity Fund present at the Meeting if more than 50% of the outstanding voting securities of the Premier Equity Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Premier Equity Fund.

If the Reorganization is not approved by shareholders, then the Premier Equity Fund will remain in existence, and the Board of Trustees of the Premier Equity Fund will consider what, if any, additional steps to take, including consideration of the possibility of liquidating the Premier Equity Fund.

A vote of shareholders of the Core Equity Fund is not needed to approve the Reorganization.

Tabulation of Votes. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Premier Equity Fund to tabulate such votes. The tabulators will count the total number of votes cast “for” approval of the Reorganization proposal for purposes of determining whether sufficient affirmative votes have been cast. The tabulators will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum at the Meeting. Because these shares will be counted as present, but not as voting in favor of the proposal, these shares will have the same effect as if they cast votes against the proposal.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the proposal, your shares will be voted by the proxies “FOR” the Reorganization.

E.	Other Voting Information

Adjournment. If a quorum is not present at the Meeting, or in the event that sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time in order to defer action on the proposal. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present at the session of the Meeting to be adjourned, as required by the Trust’s Declaration of Trust and Amended and Restated Bylaws of the Trust. The persons named as proxies will abstain from voting on adjournment all shares represented by proxies that abstain from voting on such proposal. Any adjournment does not require notice to shareholders other than an announcement at the Meeting being adjourned. The Trust’s Board of Trustees may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

Shareholder Proposals. The Trust does not intend to hold meetings of its shareholders except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent Trust shareholder meeting should send their written proposals to the Secretary of the Trust, c/o CSIM Legal, 211 Main Street, San Francisco, California 94105 within a reasonable time before such meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Trust’s proxy statement.

Communications with the Board. Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at c/o CSIM Legal, 211 Main Street, San Francisco, California 94105. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Other Matters. The Premier Equity Fund is not aware of any other matters that are expected to arise at the Meeting. If any other matters properly come before the Meeting, however, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy card.

F.	Control Persons and Principal Holders of Securities

Principal Shareholders. The table below sets forth the names, addresses and percentage ownership of those shareholders owning beneficially or of record 5% or more of the outstanding shares of each Fund as of June 21, 2012. Those persons who beneficially own more than 25% of a Fund may be deemed to control such Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

As of June 21, 2012, the following shareholders owned, of record, or to the knowledge of the Funds, beneficially, 5% or more of the outstanding shares of the Funds.

Premier Equity Fund	Name and address	Percentage of Outstanding Shares Owned	Nature of Ownership
	Charles Schwab & Co.	97.4%	Record
	211 Main Street San Francisco, CA 94104-4151

Core Equity Fund	Name and address	Percentage of Outstanding Shares Owned	Nature of Ownership
	Charles Schwab & Co.	92%	Record
	211 Main Street San Francisco, CA 94104-4151

On the basis of the share holdings information presented above, the following persons will own the following percentage of the outstanding shares of the Core Equity Fund upon consummation of the Reorganization. This table assumes that the value of the shareholder’s interest in a Fund on the date of the consummation of the Reorganization is the same as on June 21, 2012.

Core Equity Fund	Name and address	Percentage of Outstanding Shares Owned	Nature of Ownership
	Charles Schwab & Co.	92.6%	Record
	211 Main Street San Francisco, CA 94104-4151

Control Persons. As of June 21, 2012, CSIM and its affiliates held of record approximately 97.4% of the outstanding shares of the Premier Equity Fund, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

As of June 21, 2012, CSIM and its affiliates held of record approximately 92% of the outstanding shares of the Core Equity Fund, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

As June 21, 2012, the Trustees and officers as a group, to the knowledge of the Funds, owned less than 1% of the outstanding shares of the Premier Equity Fund and of the Core Equity Fund, and less than 1% of the outstanding shares of all funds of the Trust in the aggregate.

VIII. INFORMATION AVAILABLE THROUGH THE SEC

This Prospectus/Proxy Statement and the related Statement of Additional Information do not contain all the information set forth in the registration statements, the exhibits relating thereto, and the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number of the Trust’s registration statement, which contains each Fund’s prospectus and related SAI, is 811-07704.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy material, registration statements, and other information filed by the Funds (including the Registration Statement relating to the Funds on Form N-14 of which this Prospectus/Proxy Statement is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549-1520. Copies of such material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C., 20549, at the prescribed rates. The SEC maintains a website at sec.gov that contains information regarding the Funds and other registrants that file electronically.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this     th day of             , 2012, by and between Schwab Capital Trust, a Massachusetts business trust (the “Trust”), on behalf of its Schwab Premier Equity Fund (the “Acquired Fund”), and the Trust, on behalf of its Schwab Core Equity Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”). Charles Schwab Investment Management, Inc. (“CSIM”) joins this Agreement solely for purposes of Section 14(b). Except for the Acquired Fund and Surviving Fund, no other series of the Trust are parties to this Agreement. The Trust has its principal place of business at 211 Main Street, San Francisco, CA, 94105.

WHEREAS, the Trust was established on May 10, 1993 under the laws of the Commonwealth of Massachusetts as a business trust under a Declaration of Trust, as amended and restated from time to time, and the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquired Fund and the Surviving Fund are each a separate investment series of the Trust and the Acquired Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, each of the Acquired Fund and the Surviving Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Funds intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Trustees of the Trust, including a majority of Trustees that are not “interested persons,” as such term is defined in section 2(a)(19) of the 1940 Act, of the Trust have determined that the transactions contemplated herein are in the best interests of the Funds and that the interests of the Funds’ respective existing shareholders will not be diluted as a result.

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto hereby agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund and shares of beneficial interest of the Surviving Fund (“Surviving Fund Shares”) followed by the distribution, at the Closing Date (as defined in Section 13 of this Agreement), of such Surviving Fund Shares to the holders of shares of the Acquired Fund (“Acquired Fund Shares”) on the terms and conditions hereinafter set forth in liquidation of the Acquired Fund. The parties hereto hereby covenant and agree as follows:

1.     Plan of Reorganization. At the Closing Date, the Acquired Fund shall assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, and assign all of the liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Valuation Time (as defined in Section 5 of this Agreement) (the “Statement of Assets and Liabilities”), to the Surviving Fund, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Surviving Fund shall acquire all assets, and shall assume all liabilities of the Acquired Fund, and the Surviving Fund shall deliver to the Acquired Fund a number of Surviving Fund Shares (both full and fractional) equivalent in value to the Acquired Fund Shares outstanding immediately prior to the Closing Date. Shareholders of record of the Acquired Fund at the Closing Date shall be credited with full and fractional shares of the Surviving Fund. The assets and liabilities of the Acquired Fund shall be exclusively assigned to and assumed by the Surviving Fund. All debts, liabilities, obligations and duties of the Acquired Fund, to the extent that they exist at or after the Closing Date, shall after the Closing Date attach to the Surviving Fund and may be enforced against the Surviving Fund to the same extent as if the same had been incurred by the Surviving Fund. The events outlined in this Section 1 are referred to herein collectively as the “Reorganization.”

2.	Transfer of Assets.

(a) The assets of the Acquired Fund to be acquired by the Surviving Fund and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund and other property owned by the Acquired Fund at the Closing Date.

(b) The Surviving Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to in the second sentence of this paragraph that do not conform to the Surviving Fund’s investment objectives, policies, and restrictions. The Acquired Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Surviving Fund with a list of its portfolio securities and other investments. In the event that the Acquired Fund holds any investments that the Surviving Fund may not hold, the Acquired Fund, if requested by the Surviving Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Acquired Fund and the Surviving Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Surviving Fund with respect to such investments, the Acquired Fund, if requested by the Surviving Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund, such disposition would either violate the Acquired Fund’s fiduciary duty to its shareholders or adversely affect the tax-free nature of the Reorganization.

(c) The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, at or prior to the Closing Date, a certificate of an authorized officer stating that: (i) assets have been delivered in proper form to the Surviving Fund at the Closing Date, and (ii) all necessary taxes in connection with the delivery of the assets, including all applicable foreign, federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Surviving Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver prior to or as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s assets are deposited, the Acquired Fund’s assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds prior to or as of the Closing Date.

(d) The Acquired Fund shall direct Boston Financial Data Services, Inc. (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver prior to or as of the Closing Date a certificate of an authorized officer stating that its records contain the names and addresses of the holders of the Acquired Fund Shares and the number and percentage ownership of outstanding shares owned by each shareholder immediately prior to the Closing Date. The Surviving Fund shall issue and deliver a confirmation evidencing the Surviving Fund Shares to be credited at the Closing Date to the Secretary of the Acquired Fund, or provide evidence that the Surviving Fund Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. No later than the Closing Date, each party shall deliver to the other such bill of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.	Calculations.

(a) The number of full and fractional shares of the Surviving Fund to be issued in exchange for the Acquired Fund’s assets pursuant to Section 1 hereof shall be determined by multiplying the outstanding shares of the Acquired Fund by the ratio computed by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Surviving Fund on the Valuation Date, determined in accordance with Section 3(b). Shareholders of record of the Acquired Fund at the Closing Date shall be credited with full and fractional shares of the Surviving Fund.

(b) The net asset value per share of the Surviving Fund Shares shall be the net asset value per share computed as of the time at which the Surviving Fund’s net asset value is calculated at the Valuation Time, in accordance with the pricing policies and procedures adopted by the Trust as described in the then current prospectus and statement of additional information of the Funds under the Securities Act of 1933 (the “1933 Act”).

4.     Valuation of Assets. The value of the assets of the Acquired Fund shall be the value of such assets computed as of the time at which the Acquired Fund’s net asset value is calculated at the Valuation Time. The net asset value of the assets of the Acquired Fund to be transferred to the Surviving Fund shall be computed by the Acquired Fund. In determining the value of the securities transferred by the Acquired Fund to the Surviving Fund, each security shall be priced in accordance with the pricing policies and procedures adopted by the Trust as described in the then current prospectus and statement of additional information of the Funds under the 1933 Act. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by the Acquired Fund, provided that such determination shall be subject to the approval of the Surviving Fund. The Acquired Fund and the Surviving Fund agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences.

5.     Valuation Time. The valuation time shall be 4:00 p.m., Eastern Time, on             , 2012, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of the Funds (the “Valuation Time”). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund is practicable.

6.     Liquidation of the Acquired Fund and Cancellation of Shares. At the Closing Date, the Acquired Fund will liquidate and the Surviving Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Closing Date in exchange for their Acquired Fund Shares and in complete liquidation of the Acquired Fund. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Surviving Fund in the name of each shareholder of the Acquired Fund that represents the respective number of Surviving Fund Shares due such shareholder. All of the issued and outstanding shares of the Acquired Fund shall be cancelled on the books of the Trust at the Closing Date and shall thereafter represent only the right to receive Surviving Fund Shares. The Acquired Fund’s transfer books shall be closed permanently. The Trust also shall take any and all other steps as shall be necessary and proper to effect a complete termination of the Acquired Fund.

7.     Representations and Warranties of the Surviving Fund. The Surviving Fund represents and warrants to the Acquired Fund as follows:

(a) The Surviving Fund has been duly established as a separate investment series of the Trust, which is a business trust duly organized and validly existing under the Commonwealth of Massachusetts.

(b) The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

(c) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest. The shares of the Surviving Fund have been duly established and represent a fractional undivided interest in the Surviving Fund. The issued and outstanding shares of the Surviving Fund are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding options, warrants or other rights of any kind to acquire from the Trust any shares or equity interests of the Surviving Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the

Trust committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with the Surviving Fund. The Surviving Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund’s shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares, and will be fully paid and nonassessable.

(d) The execution, delivery and performance of this Agreement by the Trust, on behalf of the Surviving Fund, and the consummation of the transactions contemplated herein have been duly and validly authorized by the Trust’s Board of Trustees and no other proceedings by the Surviving Fund are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Trust, on behalf of the Surviving Fund, and assuming due authorization, execution and delivery by the Trust, on behalf of the Acquired Fund, is a legal, valid and binding obligation of the Trust, as it relates to the Surviving Fund, enforceable in accordance with its terms subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles. The Surviving Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

(e) The audited financial statements of the Surviving Fund as of October 31, 2011 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date not disclosed therein.

(f) Since October 31, 2011, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph (f), a decline in the net asset value of the Surviving Fund shall not constitute a material adverse change.

(g) The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(i) Except for contracts and agreements disclosed to the Acquired Fund, under which no default exists, the Surviving Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Surviving Fund.

(j) As of the Closing Date, all Federal and other tax returns, information returns and other tax-related reports of the Surviving Fund required by law to have been filed by such date (including extensions) shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Surviving Fund’s knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to any of such returns.

(k) For each taxable year of its operation, the Surviving Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Surviving Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code.

(l) The Surviving Fund agrees to use all reasonable efforts to obtain any necessary approvals and authorizations required by the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(m) The proxy statement and prospectus and statement of additional information (collectively, the “ Prospectus/Proxy Statement”) to be included in the Surviving Fund’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Surviving Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the Commission thereunder on the effective date of such Registration Statement. Each of the Prospectus/ Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Surviving Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Surviving Fund makes no representations or warranties as to the information contained in the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Acquired Fund and furnished by the Acquired Fund to the Surviving Fund specifically for use in connection with the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

8.     Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Surviving Fund as follows:

(a) The Acquired Fund has been duly established as a separate investment series of the Trust, which is a business trust duly organized and validly existing under the Commonwealth of Massachusetts.

(b) The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest. The shares of the Acquired Fund have been duly established and represent a fractional undivided interest in the Acquired Fund. The issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly authorized, validly issued, fully paid and nonassessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Transfer Agent as provided in Section 2(d). There are no outstanding options, warrants or other rights of any kind to acquire from the Trust any shares or equity interests of the Acquired Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Trust committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with the Acquired Fund.

(d) The audited financial statements of the Acquired Fund as of October 31, 2011 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(e) Since October 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For purposes of this paragraph (e), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(f) The Acquired Fund will have, at the Closing Date, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Surviving Fund pursuant to Section 1. Upon delivery and payment for such assets, the Surviving Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims other than as disclosed to the Surviving Fund and accepted by the Surviving Fund.

(g) The execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquired Fund, and the consummation of the transactions contemplated herein have been duly and validly authorized by the Trust’s Board of Trustees and no other proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Trust, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery by the Trust, on behalf of the Surviving Fund, is a legal, valid and binding obligation of the Trust, as it relates to the Acquired Fund, enforceable in accordance with its terms subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles. The Acquired Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

(h) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i) Except as otherwise disclosed in writing and accepted by the Surviving Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(j) Except for contracts and agreements disclosed to the Surviving Fund, under which no default exists, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquired Fund.

(k) As of the Closing Date, all Federal and other tax returns, information returns and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including extensions) shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to any of such returns.

(l) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Acquired Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code.

(m) The Prospectus/Proxy Statement to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Acquired Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the Commission thereunder on the effective date of such Registration Statement. Each of the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Acquired Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Acquired Fund makes no representations or warranties as to the information contained in the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Surviving Fund and furnished by the Surviving Fund to the Acquired Fund specifically for use in connection with the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

9.     Covenants of the Surviving Fund and the Acquired Fund.

(a) The Surviving Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

(b) The Acquired Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

(c) Subject to the provisions of this Agreement, the Surviving Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

(d) As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and certified by the Acquired Fund’s President, Vice President or Treasurer.

10.     Conditions Precedent to Obligations of the Surviving Fund. The obligations of the Surviving Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. On the Closing Date, the Surviving Fund shall have received a certificate from the President or Vice President of the Acquired Fund, dated as of such date, certifying on behalf of the Acquired Fund that as of such date that the conditions set forth in this clause (a) have been met.

(b) The Surviving Fund shall have received an opinion of Dechert LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Surviving Fund, covering the following points:

(i) The Acquired Fund is a separate investment series of the Trust, which is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

(ii) The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(iii) This Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution, and delivery of this Agreement by the Surviving Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(iv) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated in the Agreement will not, conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the then-current Declaration of Trust or by-laws of the Acquired Fund, or, to the knowledge of such counsel (without any independent investigation), any material agreement or instrument to which the Acquired Fund is a party or by which any properties belonging to the Acquired Fund may be bound.

(v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws or where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Fund or the consummation of the transactions contemplated by this Agreement.

(vi) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its respective properties or assets and the Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Registration Statement.

(vii) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement, or any amendment or supplement thereto, in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are legally issued and fully paid and non-assessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations).

Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. In addition, such counsel shall be entitled to state that they have relied upon officers’ certificates and certificates of public officials in rendering their opinion.

(c) The Acquired Fund shall have delivered to the Surviving Fund at the Closing Date the Acquired Fund’s Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Fund as to the aggregate asset value of the Acquired Fund’s portfolio securities.

(d) On the Closing Date, the Acquired Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by the Acquired Fund prior to or at the Closing Date and the Surviving Fund shall have received a certificate from the President or Vice President of the Acquired Fund, dated as of such date, certifying on behalf of the Acquired Fund that the conditions set forth in this clause (d) have been and continue to be, satisfied.

11.     Conditions Precedent to Obligations of the Acquired Fund. The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

(a) All representations and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. On the Closing Date, the Acquired Fund shall have received a certificate from the President or Vice President of the Surviving Fund, dated as of such date, certifying on behalf of Surviving Fund that as of such date that the conditions set forth in this clause (a) have been met.

(b) The Acquired Fund shall have received an opinion of Dechert LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

(i) The Surviving Fund is a separate investment series of the Trust, which is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

(ii) The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(iii) This Agreement has been duly authorized, executed and delivered by the Surviving Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Surviving Fund enforceable against the Surviving Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(iv) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated in the Agreement will not, conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the then-current declaration of trust or by-laws of the Surviving Fund, or, to the knowledge of such counsel (without any independent investigation), any material agreement or instrument to which the Surviving Fund is a party or by which any properties belonging to the Surviving Fund may be bound.

(v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws or where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Surviving Fund or the consummation of the transactions contemplated by this Agreement.

(vi) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Surviving Fund or any of its respective properties or assets and the Surviving Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Registration Statement.

(vii) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Surviving Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and nonassessable, and no shareholder of the Surviving Fund has any statutory preemptive rights in respect thereof (except that shareholders of the Surviving Fund may under certain circumstances be held personally liable for its obligations).

(viii) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued.

Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. In addition, such counsel shall be entitled to state that they have relied upon officers’ certificates and certificates of public officials in rendering their opinion.

(c) On the Closing Date, the Surviving Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by the Surviving Fund prior to or at the Closing Date and the Acquired Fund shall have received a certificate from the President or Vice President of the Surviving Fund, dated as of such date, certifying on behalf of the Surviving Fund that the conditions set forth in this clause (c) have been, and continue to be, satisfied.

12.     Further Conditions Precedent to Obligations of the Acquired Fund and the Surviving Fund. If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Funds, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a) The Trust’s Board of Trustees, on behalf of each of the Acquired Fund and Surviving Fund, shall have approved this Agreement.

(b) This Agreement and the transactions contemplated herein have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the Trust’s then-current Declaration of Trust and applicable law and certified copies of the votes evidencing the approval will have been delivered to the Surviving Fund.

(c) On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d) All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(e) The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f) The Funds shall have received a favorable opinion of Dechert LLP addressed to the Surviving Fund and the Acquired Fund substantially to the effect that with respect to the Acquired Fund and the Surviving Fund for Federal income tax purposes:

(i) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code.

(ii) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund in exchange solely for the Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund or upon the distribution of Surviving Fund Shares to the shareholders of the Acquired Fund.

(iii) No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of the liabilities of the Acquired Fund.

(iv) The tax basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange.

(v) The holding period of the assets of the Acquired Fund received by the Surviving Fund will include the period during which such assets were held by the Acquired Fund (except where investment activities of the Surviving Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(vi) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Surviving Fund Shares (including fractional shares to which they may be entitled).

(vii) The aggregate tax basis of Surviving Fund Shares received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor.

(viii) The holding period of the Surviving Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset as of the Closing Date of the Reorganization.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Surviving Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or the Surviving Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Dechert LLP may reasonably request, and the Acquired Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Acquired Fund may waive the conditions set forth in this Section 12(f).

13.     Closing Date of the Reorganization. The exchange of the Acquired Fund’s assets for the Surviving Fund Shares shall be effective as of opening of business on                     , 2012, or at such other time and date as fixed by the mutual consent of the parties (the “Closing Date”).

14.     Termination.

(a) This Agreement may be terminated by the mutual agreement of the Surviving Fund and the Acquired Fund. In addition, either the Surviving Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date:

(i) because of a material breach by the other party of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(ii) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met; or

(iii) by resolution of the Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of the Board, make proceeding with the Agreement not in the best interests of either of the Acquired Fund’s or Surviving Fund’s shareholders.

(b) In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquired Fund, the Surviving Fund, the Trust, or their Trustees or officers, to the other party. In such event, CSIM shall bear the expenses incurred by the Acquired Fund and the Surviving Fund incidental to the preparation and carrying out of this Agreement as provided in Section 18.

15.     Amendment. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Funds; provided, however, that (i) no such amendment may have the effect of changing the provisions for determining the number of the Surviving Fund shares to be issued to the Acquired Fund shareholders under the Plan to the detriment of such Acquired Fund shareholders; and (ii) the Board determines that such amendment is in the best interest of shareholders of the Acquired Fund and the Surviving Fund.

16.     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

17.     Notices. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

Acquired Fund: Omar Aguilar Schwab Capital Trust 211 Main Street San Francisco CA, 94105 with a copy to: Douglas Dick, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006	Surviving Fund: Omar Aguilar Schwab Capital Trust 211 Main Street San Francisco CA, 94105 with a copy to: Douglas Dick, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006

18.	Fees and Expenses.

(a) Each of the Surviving Fund and the Acquired Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

(b) Except as otherwise provided for herein, all expenses that are solely and directly related to the reorganization contemplated by this Agreement will be borne and paid by CSIM and the Acquired Fund. CSIM will pay a portion of the expenses incurred in connection with the reorganization up to $100,000. Any expenses incurred that exceed $100,000 will be paid by the Acquired Fund. Such expenses include, without limitation, to the extent solely and directly related to the Reorganization contemplated by this Agreement: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Surviving Fund Shares to be issued pursuant to the provisions of this Agreement, including the expenses of the Acquired Fund’s proxy solicitation; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Surviving Fund Shares to be issued in connection herewith in each state in which the Acquired Fund’s shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; and (vii) legal fees. The Acquired Fund agrees that all such fees and expenses so borne and paid shall be paid directly by the Acquired Fund to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Surviving Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code. Acquired Fund shareholders will pay their respective expenses, if any, incurred in connection with the transactions contemplated by this Agreement. Neither the Acquired Fund nor the Surviving Fund will pay the Surviving Fund shareholders’ expenses, if any.

19.	Headings, Counterparts, Assignment.

(a) The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

(d) The Surviving Fund and Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

(e) A copy of the Trust’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by officers of such Trust as officers and not individually and that the obligations of or arising out of this Agreement with respect to the Surviving Fund and the Acquired Fund are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property belonging to the Surviving Fund and the Acquired Fund.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SCHWAB CAPITAL TRUST, ON BEHALF OF ITS SERIES, THE SCHWAB PREMIER EQUITY FUND

By:
Name: Title:

SCHWAB CAPITAL TRUST, ON BEHALF OF ITS SERIES, THE SCHWAB CORE EQUITY FUND

By:
Name: Title:

SOLELY FOR PURPOSES OF SECTION 14(b), CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

By:
Name: